Equity shares	12 Months Ended
Mar. 31, 2019
Equity [Abstract]
Equity shares

14. Equity shares

Equity shares

Equity shares have a par value of US$0.000625 per share at APGL. There is no limit on the number of equity shares authorized. As of March 31, 2018, and 2019, there were 25,996,932 and 41,040,028 equity shares issued and outstanding.

During the year ended March 31, 2019, the Company issued 14,915,542 shares at US$ 12.50 per share, during its Follow-on Public Offering (FPO). The Company incurred underwriter fees, legal expenses, printing costs and other costs directly relating to its FPO of US$ 3,494, the Company accounted for such costs under ASC 340-10-599-1 (SAB Topic 5A) “Expenses of the Offering” as incremental costs directly attributable to an offering of equity shares. These costs were applied against the proceeds from the FPO. The FPO resulted in aggregate proceeds net of issuance expense of US$ 182,951.